Supplement dated October 1, 1998,
                      To Prospectus dated January 1, 1998
         For the S&P 500 Index Fund, the S&P MidCap Index Fund, the S&P
                SmallCap Index Fund and the Equity Income Fund:

BankAmerica, the parent Company of Bank of America NT&SA, the Sub-Adviser to the Funds, has recently merged with NationsBank, resulting in a change of control of the Sub-Advisor. At a special meeting of shareholders on September 30, 1998, the shareholders of each Fund approved of a new investment management agreement with Bank of America NT&SA for an initial two-year period.